SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 12, 2001



                      PARADIGM ADVANCED TECHNOLOGIES, INC.
     ----------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


                0-28836                           33-0692466
        (Commission File Number)       (IRS Employer Identification No.)


            30 Leek Crescent, Richmond Hill, Ontario, Canada L4B-4N4
            ---------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (905) 764-3701


                                       N/A
           ---------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets
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         On February 12, 2001, the Registrant  completed the  acquisition of all of the assets of NaftEl Technologies Ltd., a company organized under the laws of the state of Israel ("NaftEl"). The transaction was consummated pursuant to a sale of assets agreement, dated as of February 12, 2001, by and among the Registrant, 1462492 Ontario Inc., a company organized and registered under the laws of the Province of Ontario, Canada and a wholly-owned subsidiary of the Registrant, NaftEl and Naftali Nissani and Elie Hantsis, the founders and executive officers of NaftEl (the "Agreement"). Among the assets acquired by the Registrant pursuant to the Agreement were technology and know-how relating to interactive navigational and fleet management devices, Global Positioning System devices and data communication and handheld devices, as well as any and all proprietary rights and intellectual property owned by NaftEl and pertaining to such technology and know-how. The consideration for the acquired assets was 3,000,000 shares of common stock of the Registrant, par value $.0001 per share. In addition, NaftEl may be eligible to receive up to an additional 2,000,000 of the Registrant's common stock, provided that certain events, set forth in the Agreement, occur. The Registrant also granted to NaftEl a warrant to purchase up to 10,000,000 shares of the Registrant's common stock, exercisbale in accordance with the terms set forth therein. The Registrant intends to continue to devote the assets acquired from NaftEl to the same purpose.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
-------  -------------------------------------------------------------------

         (a)     Financial statements of business acquired.
                 ------------------------------------------

                 Audited financial statements relating to the acquisition will be filed by amendment within 60 days of the date this Report must be filed.

         (b)     Pro forma financial statements.
                 -------------------------------

                 Pro forma financial statements relating to the acquisition will be filed by amendment within 60 days of the date this Report must be filed.

         (c)     Exhibits.
                 ---------

                 Form of sale of assets agreement dated as of February 12, 2001, by and among the Registrant, 1462492 Ontario Inc., a company organized and registered under the laws of the Province of Ontario, Canada and a wholly-owned subsidiary of the Registrant, NaftEl and Naftali Nissani and Elie Hantsis, the founders and executive officers of NaftEl.






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


                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: February 27, 2001.

                                    PARADIGM ADVANCED TECHNOLOGIES, INC.


                                           By: /s/ Selwyn Wener
                                               -----------------------------
                                               Name: Selwyn Wener
                                               Title: Chief Financial Officer


















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

                                  EXHIBIT INDEX
                                  -------------



            Exhibit
               No.                        Description
            -------                       -----------

              2.1 Form of sale of assets agreement dated as of February 12, 2001, by and among the Registrant, 1462492 Ontario Inc., a company organized and registered under the laws of the Province of Ontario, Canada and a wholly-owned subsidiary of the Registrant, NaftEl and Naftali Nissani and Elie Hantsis, the founders and executive officers of NaftEl.





















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